ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments

March 31, 2022 (Unaudited)

Investments	Shares	Value
MONEY MARKET FUND – 24.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.17%(a)
(Cost $2,539,428)	2,539,428	$2,539,428

Total Investments – 24.5%
(Cost $2,539,428)		2,539,428
Other Assets in Excess of Liabilities – 75.5%		7,834,642
Net Assets – 100.0%		$10,374,070

SOFR - Secured Overnight Financing Rate

(a)	Rate shown reflects the 7-day yield as of March 31, 2022.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Money Market Fund	$2,539,428	$–	$–	$2,539,428

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$–	$(13,163)	$–	$(13,163)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Money Market Fund	24.5%
Total Investments	24.5
Other Assets in Excess of Liabilities	75.5
Net Assets	100.0%

Total Return Swap contracts outstanding as of March 31, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ascend Well	SOFR + 1.00%	Monthly	11/20/2023	$1,199,035	$1,197,852	$(1,183)
AYR Wellness	SOFR + 1.00%	Monthly	11/20/2023	920,687	919,736	(951)
Columbia Care	SOFR + 1.00%	Monthly	11/20/2023	1,245,970	1,244,683	(1,287)
Cresco Labs	SOFR + 1.00%	Monthly	11/20/2023	1,096,706	1,095,540	(1,166)
Curaleaf Holdings SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	1,401,874	1,400,632	(1,242)
Green Thumb Industries SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	2,108,365	2,106,387	(1,978)
Jushi Holdings CL B SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	865,926	864,923	(1,003)
Terrascend	SOFR + 1.00%	Monthly	11/20/2023	1,391,371	1,390,110	(1,261)
Trulieve Cannabis	SOFR + 1.00%	Monthly	11/20/2023	1,745,367	1,743,740	(1,627)
Verano Holdings	SOFR + 1.00%	Monthly	11/20/2023	1,486,600	1,485,135	(1,465)
Net Unrealized Depreciation						$(13,163)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of March 31, 2022, cash in the amount of $8,380,000 has been segregated as collateral from the broker for swap contracts.